LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

(the “Trust”)

Supplement dated January 10, 2025

to the Currently Effective Statements of Additional Information (each an “SAI”)

for each series (the “Funds”) of the Trust

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAIs.

This Supplement updates certain information about the Funds. You may obtain a copy of the Funds’ Statements of Additional Information free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lincolnfinancial.com/lvip.

As of December 31, 2024, Thomas A. Leonard has retired as Independent Trustee to the Trust.

All SAIs are amended as follows:

1.	In accordance with the Trust’s retirement policy, Thomas A. Leonard retired from the Board effective December 31, 2024, after dutifully serving on the Board since 2013.

2.	All references to Thomas A. Leonard are deleted in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE